Exhibit 99.7

COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

ABS New Transaction

Computational Materials

$[489,199,000] (approximate)
C-BASS
Mortgage Loan Asset-Backed Certificates,
Series 2005-CB6

Credit-Based Asset Servicing and Securitization LLC
Seller

Merrill Lynch Mortgage Investors, Inc.
Depositor

Litton Loan Servicing LP
Servicer

September 22, 2005

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

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COMPUTATIONAL MATERIALS FOR C-BASS 2005-CB6

IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obta ined by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

2

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Mortgage Loan Characteristics Summary Report

Summary	Total	Minimum	Maximum

Aggregate Current Principal Balance	$408,046,480.48
Number of Mortgage Loans	1,932
(1)Average Outstanding Principal Balance	$211,204.18	$13,764.30	$1,039,956.67
(1)Average Original Loan Balance	$211,557.96	$14,250.00	$1,040,000.00
(1)Weighted Average Current Combined Loan-to-Value Rati	79.99%	3.63%	100.00%
(1)Weighted Average Loan Rate	6.854%	4.500%	12.500%
(1),(4)Weighted Average Gross Margin	6.032%	2.250%	10.125%
(1),(4))Weighted Average Initial Periodic Cap	3.030%	0.000%	6.000%
(1),(4)Weighted Average Subsequent Periodic Cap	1.090%	1.000%	2.250%
(1),(2),(4)Weighted Average Minimum Interest Rate	6.836%	2.250%	12.500%
(1),(4)Weighted Average Maximum Interest Rate	12.998%	9.500%	19.000%
(1)Weighted Average Original Term to Maturity (months)	360	360	360
(1)Weighted Average Remaining Term to Stated Maturity (m	357	280	360
(1),(4)Weighted Average Term to Roll (months)	25	1	116
(1),(3)Weighted Average Credit Score	645	451	813

(1)Average or Weighted Average reflected in Total.
(2)72.00% of the Adjustable Rate Mortgage Loans have minimum interest rates.
(3)100.00% of the Adjustable Rate Mortgage Loans have FICO Scores.
(4)Adjustable Rate Mortgage Loans only.

		Percent of Cut-off Date
	Range	Principal Balance

Product Type	Fully Amortizing	98.96%
	Balloon Payment	1.04%

Lien	First	100.00%
	Second	0.00%

Geographic Distribution	California	29.90%
	Florida	17.64%
	Nevada	7.53%
	Virginia	5.85%
	Arizona	5.55%

Largest Zip Code Concentration	85242	0.54%

FHA-VA Loans		0.00%

Seller Financed Loans		0.00%

Section 32 Loans		0.00%

Loans with Borrower PMI		0.00%

Loans with Lender PMI		0.00%

Loans with Prepayment Penalties		91.18%

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Principal Balance Outstanding

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Principal Balances	Loans	Outstanding	Outstanding

$1 to $50,000	14	$566,310.74	0.14%
$50,001 to $100,000	229	18,331,355.32	4.49
$100,001 to $150,000	411	51,640,422.65	12.66
$150,001 to $200,000	389	68,158,215.65	16.70
$200,001 to $250,000	312	70,043,846.69	17.17
$250,001 to $300,000	225	61,133,930.77	14.98
$300,001 to $350,000	146	47,530,790.02	11.65
$350,001 to $400,000	96	35,759,716.57	8.76
$400,001 to $450,000	47	19,966,665.68	4.89
$450,001 to $500,000	25	11,938,230.44	2.93
$500,001 to $550,000	11	5,778,620.63	1.42
$550,001 to $600,000	13	7,538,705.65	1.85
$600,001 to $650,000	6	3,730,272.05	0.91
$650,001 to $700,000	4	2,667,755.13	0.65
$700,001 to $750,000	2	1,426,685.82	0.35
$750,001 to $800,000	1	795,000.00	0.19
$1,000,001 or greater	1	1,039,956.67	0.25

Total:	1,932	$408,046,480.48	100.00%

FICO Scores

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
FICO Scores	Loans	Outstanding	Outstanding

441 to 460	6	$1,137,179.63	0.28%
461 to 480	11	1,957,937.75	0.48
481 to 500	34	5,990,549.68	1.47
501 to 520	55	8,774,038.22	2.15
521 to 540	78	14,845,996.57	3.64
541 to 560	96	17,684,785.16	4.33
561 to 580	105	21,550,784.18	5.28
581 to 600	150	30,282,251.51	7.42
601 to 620	189	36,632,038.44	8.98
621 to 640	235	49,758,388.60	12.19
641 to 660	229	48,702,324.65	11.94
661 to 680	218	47,148,838.15	11.55
681 to 700	156	34,836,729.74	8.54
701 to 720	121	27,758,493.64	6.80
721 to 740	107	27,559,484.72	6.75
741 to 760	70	17,008,324.06	4.17
761 to 780	45	10,920,861.76	2.68
781 to 800	22	4,641,412.86	1.14
801 to 820	5	856,061.16	0.21

Total:	1,932	$408,046,480.48	100.00%

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Original Term to Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Original Term to Maturity (months)	Loans	Outstanding	Outstanding

349 to 360	1932	$408,046,480.48	100.00%

Total:	1,932	$408,046,480.48	100.00%

Remaining Term to Stated Maturity

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Remaining Term to Stated Maturity (months)	Loans	Outstanding	Outstanding

277 to 288	24	$1,937,597.96	0.47%
289 to 300	2	196,491.38	0.05
301 to 312	1	84,432.59	0.02
325 to 336	10	932,730.81	0.23
337 to 348	14	2,015,350.47	0.49
349 to 360	1,881	402,879,877.27	98.73

Total:	1,932	$408,046,480.48	100.00%

Property Type

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Property Type	Loans	Outstanding	Outstanding

Single Family	1,340	$276,663,302.44	67.80%
PUD	325	77,888,291.52	19.09
Condominium	140	25,662,928.04	6.29
2-Family	57	12,999,838.04	3.19
3-Family	27	7,205,042.94	1.77
4-Family	21	5,278,882.22	1.29
Manufactured Housing	15	1,451,894.08	0.36
Townhouse	7	896,301.20	0.22

Total:	1,932	$408,046,480.48	100.00%

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Occupancy

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Occupancy	Loans	Outstanding	Outstanding

Primary	1,793	$381,972,149.01	93.61%
Investment	123	22,572,489.44	5.53
Second Home	16	3,501,842.03	0.86

Total:	1,932	$408,046,480.48	100.00%

Loan Purpose

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Purpose	Loans	Outstanding	Outstanding

Purchase	1,052	$223,035,549.94	54.66%
Equity Refinance	826	175,371,581.44	42.98
Rate/Term Refinance	54	9,639,349.10	2.36

Total:	1,932	$408,046,480.48	100.00%

Current Mortgage Loan Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Mortgage Loan Rates	Loans	Outstanding	Outstanding

4.001% to 4.500%	1	$83,504.01	0.02%
4.501% to 5.000%	9	2,677,607.23	0.66
5.001% to 5.500%	54	13,761,572.68	3.37
5.501% to 6.000%	257	64,437,922.87	15.79
6.001% to 6.500%	381	90,275,481.57	22.12
6.501% to 7.000%	470	100,565,046.70	24.65
7.001% to 7.500%	269	53,578,386.73	13.13
7.501% to 8.000%	194	37,249,419.26	9.13
8.001% to 8.500%	127	23,058,984.69	5.65
8.501% to 9.000%	83	12,711,352.44	3.12
9.001% to 9.500%	40	5,062,921.98	1.24
9.501% to 10.000%	20	2,052,298.95	0.50
10.001% to 10.500%	10	1,022,673.31	0.25
10.501% to 11.000%	6	695,994.07	0.17
11.001% to 11.500%	6	537,825.56	0.13
11.501% to 12.000%	2	105,708.42	0.03
12.001% to 12.500%	3	169,780.01	0.04

Total:	1,932	$408,046,480.48	100.00%

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Current Combined Loan-to-Value Ratios

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Range of Current Combined Loan-to-Value Ratios	Loans	Outstanding	Outstanding

0.01% to 10.00%	1	$83,504.01	0.02%
20.01% to 30.00%	1	174,889.99	0.04
30.01% to 40.00%	13	1,909,504.16	0.47
40.01% to 50.00%	22	3,607,311.80	0.88
50.01% to 60.00%	40	7,511,408.75	1.84
60.01% to 70.00%	151	30,511,387.73	7.48
70.01% to 80.00%	1198	258,128,291.31	63.26
80.01% to 90.00%	385	83,378,912.10	20.43
90.01% to 100.00%	121	22,741,270.63	5.57

Total:	1,932	$408,046,480.48	100.00%

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State or Territory

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
State or Territory	Loans	Outstanding	Outstanding

California	410	$122,013,956.29	29.90%
Florida	390	71,975,715.40	17.64
Nevada	127	30,729,343.84	7.53
Virginia	98	23,875,207.26	5.85
Arizona	121	22,634,966.53	5.55
Washington	75	14,458,952.24	3.54
New York	38	12,239,453.94	3.00
Maryland	46	11,585,265.07	2.84
Oregon	56	10,330,918.28	2.53
Illinois	39	7,624,706.94	1.87
Michigan	47	6,721,722.11	1.65
Pennsylvania	49	5,824,891.73	1.43
North Carolina	35	5,798,918.78	1.42
Colorado	31	5,580,703.22	1.37
Massachusetts	26	5,308,073.53	1.30
Rhode Island	23	4,943,663.93	1.21
Georgia	28	4,502,154.22	1.10
New Jersey	17	4,214,971.45	1.03
Utah	24	4,107,043.11	1.01
Missouri	35	3,863,567.96	0.95
Tennessee	31	3,374,246.01	0.83
Connecticut	15	2,886,537.89	0.71
Ohio	21	2,638,239.68	0.65
Indiana	24	2,449,209.77	0.60
Minnesota	11	2,129,722.71	0.52
Wisconsin	19	2,097,360.04	0.51
Kentucky	16	1,856,837.46	0.46
Texas	17	1,821,183.30	0.45
Idaho	13	1,677,491.52	0.41
Delaware	4	1,214,406.88	0.30
Hawaii	3	1,115,497.77	0.27
South Carolina	7	862,607.44	0.21
District of Columbia	3	786,656.70	0.19
New Hampshire	3	705,867.53	0.17
Arkansas	4	531,966.90	0.13
Maine	3	495,501.07	0.12
Kansas	3	467,347.72	0.11
West Virginia	2	430,414.06	0.11
Alaska	2	425,665.25	0.10
Alabama	3	390,413.64	0.10
Iowa	2	317,422.93	0.08
Oklahoma	3	258,349.79	0.06
New Mexico	2	231,840.40	0.06
Louisiana	2	135,936.96	0.03
Mississippi	1	134,999.99	0.03
South Dakota	1	108,000.00	0.03
Vermont	1	101,080.37	0.02
Wyoming	1	67,480.87	0.02

Total:	1,932	$408,046,480.48	100.00%

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Loan Documentation

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Loan Documentation	Loans	Outstanding	Outstanding

Stated Income	880	$203,536,649.54	49.88%
Full Documentation	964	183,750,235.44	45.03
No Documentation	37	7,824,633.75	1.92
Limited Documentation	26	7,501,301.24	1.84
Alternate Documentation	24	5,402,785.22	1.32
Streamlined Documentation	1	30,875.29	0.01

Total:	1,932	$408,046,480.48	100.00%

Performance Status

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Performance Status	Loans	Outstanding	Outstanding

Current	1,932	$408,046,480.48	100.00%

Total:	1,932	$408,046,480.48	100.00%

Prepayment Penalty Term

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Total Mortgage Loans
Prepayment Penalty Term	Loans	Outstanding	Outstanding

6 months	21	$4,017,593.85	0.98%
12 months	133	33,473,409.31	8.20
20 months	1	255,655.31	0.06
24 months	1,078	238,791,832.15	58.52
25 months	1	344,000.00	0.08
30 months	5	935,643.77	0.23
35 months	1	192,319.09	0.05
36 months	476	90,016,747.53	22.06
60 months	19	4,033,103.07	0.99
No Prepayment Penalty	197	35,986,176.40	8.82

Total:	1,932	$408,046,480.48	100.00%

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Gross Margins

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Gross Margins	Loans	Outstanding	Outstanding

2.001% to 2.500%	20	$4,066,977.89	1.00%
2.501% to 3.000%	48	10,091,911.85	2.47
3.001% to 3.500%	47	10,504,117.43	2.57
3.501% to 4.000%	17	2,891,954.70	0.71
4.001% to 4.500%	33	7,340,355.57	1.80
4.501% to 5.000%	111	27,736,056.09	6.80
5.001% to 5.500%	202	50,515,352.80	12.38
5.501% to 6.000%	364	83,731,345.09	20.52
6.001% to 6.500%	365	78,550,129.95	19.25
6.501% to 7.000%	327	64,997,534.44	15.93
7.001% to 7.500%	167	32,828,560.37	8.05
7.501% to 8.000%	101	18,225,138.35	4.47
8.001% to 8.500%	67	9,614,523.85	2.36
8.501% to 9.000%	40	4,753,535.65	1.16
9.001% to 9.500%	15	1,323,704.31	0.32
9.501% to 10.000%	7	665,629.51	0.16
10.001% to 10.500%	1	209,652.63	0.05

Total:	1,932	$408,046,480.48	100.00%

Initial Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Initial Periodic Rate Cap	Loans	Outstanding	Outstanding

0.000%	3	$209,992.07	0.05%
1.000%	20	3,189,213.72	0.78
1.500%	4	564,595.25	0.14
2.000%	39	6,907,116.55	1.69
3.000%	1,815	386,095,117.18	94.62
5.000%	33	6,717,256.51	1.65
6.000%	18	4,363,189.20	1.07

Total:	1,932	$408,046,480.48	100.00%

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Subsequent Periodic Rate Cap

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Subsequent Periodic Rate Cap	Loans	Outstanding	Outstanding

1.000%	1,566	$342,518,380.19	83.94%
1.500%	336	58,197,729.39	14.26
2.000%	29	6,856,370.90	1.68
2.250%	1	474,000.00	0.12

Total:	1,932	$408,046,480.48	100.00%

Maximum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Maximum Mortgage Rates	Loans	Outstanding	Outstanding

9.001% to 9.500%	1	$83,504.01	0.02%
10.001% to 10.500%	7	1,298,506.66	0.32
10.501% to 11.000%	33	8,447,777.06	2.07
11.001% to 11.500%	83	20,999,842.69	5.15
11.501% to 12.000%	241	60,615,710.31	14.86
12.001% to 12.500%	320	75,379,004.93	18.47
12.501% to 13.000%	367	81,262,502.35	19.92
13.001% to 13.500%	212	44,368,059.29	10.87
13.501% to 14.000%	210	39,960,438.06	9.79
14.001% to 14.500%	140	26,631,894.57	6.53
14.501% to 15.000%	115	22,463,855.20	5.51
15.001% to 15.500%	82	13,884,032.04	3.40
15.501% to 16.000%	56	6,334,016.87	1.55
16.001% to 16.500%	29	2,845,037.42	0.70
16.501% to 17.000%	18	1,918,170.86	0.47
17.001% to 17.500%	8	799,324.33	0.20
17.501% to 18.000%	5	498,571.70	0.12
18.001% to 18.500%	2	86,452.12	0.02
18.501% to 19.000%	3	169,780.01	0.04

Total:	1,932	$408,046,480.48	100.00%

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Minimum Mortgage Rates

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Range of Minimum Mortgage Rates	Loans	Outstanding	Outstanding

No Minimum Rate	492	$114,235,032.38	28.00%
2.001% to 2.500%	7	2,262,816.73	0.55
2.501% to 3.000%	3	539,523.06	0.13
3.001% to 3.500%	9	1,986,520.31	0.49
3.501% to 4.000%	9	1,474,680.40	0.36
4.001% to 4.500%	4	733,945.69	0.18
4.501% to 5.000%	10	2,886,152.56	0.71
5.001% to 5.500%	28	6,471,188.79	1.59
5.501% to 6.000%	168	39,717,440.42	9.73
6.001% to 6.500%	254	60,197,664.17	14.75
6.501% to 7.000%	361	76,208,331.18	18.68
7.001% to 7.500%	200	39,054,415.69	9.57
7.501% to 8.000%	141	27,399,124.93	6.71
8.001% to 8.500%	94	16,270,596.85	3.99
8.501% to 9.000%	73	10,065,666.54	2.47
9.001% to 9.500%	35	4,187,771.88	1.03
9.501% to 10.000%	19	1,968,022.22	0.48
10.001% to 10.500%	9	938,240.72	0.23
10.501% to 11.000%	6	695,994.07	0.17
11.001% to 11.500%	6	537,825.56	0.13
11.501% to 12.000%	1	45,746.32	0.01
12.001% to 12.500%	3	169,780.01	0.04

Total:	1,932	$408,046,480.48	100.00%

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Next Loan Rate Adjustment Month

			% of Aggregate
	Number	Aggregate	Principal Balance of the
	of Mortgage	Principal Balance	Group I Mortgage Loans
Next Loan Rate Adjustment Month	Loans	Outstanding	Outstanding

October 2005	4	$310,108.37	0.08%
November 2005	3	326,133.96	0.08
December 2005	11	2,269,309.30	0.56
January 2006	10	1,373,197.76	0.34
February 2006	7	635,212.08	0.16
March 2006	18	1,908,342.15	0.47
April 2006	4	604,434.59	0.15
May 2006	1	232,000.00	0.06
July 2006	1	248,000.00	0.06
August 2006	2	215,086.69	0.05
September 2006	3	589,023.11	0.14
October 2006	2	200,810.33	0.05
November 2006	2	725,595.86	0.18
December 2006	4	1,023,318.80	0.25
January 2007	3	1,203,178.59	0.29
February 2007	1	51,745.78	0.01
March 2007	3	895,159.21	0.22
April 2007	28	6,133,762.86	1.50
May 2007	186	37,232,370.42	9.12
June 2007	137	28,053,480.24	6.88
July 2007	611	140,903,807.24	34.53
August 2007	334	79,691,215.56	19.53
September 2007	8	1,912,500.00	0.47
October 2007	1	240,000.00	0.06
December 2007	1	295,482.46	0.07
February 2008	2	531,612.08	0.13
April 2008	42	7,047,645.32	1.73
May 2008	276	45,337,134.95	11.11
June 2008	26	5,078,375.74	1.24
July 2008	47	10,085,825.73	2.47
August 2008	65	13,211,712.59	3.24
September 2008	1	320,000.00	0.08
October 2009	1	308,000.00	0.08
April 2010	2	175,240.00	0.04
May 2010	7	1,603,036.76	0.39
June 2010	23	4,596,295.01	1.13
July 2010	13	2,464,836.68	0.60
August 2010	39	9,037,890.29	2.21
September 2010	1	258,000.00	0.06
June 2012	1	475,800.00	0.12
May 2015	1	241,799.97	0.06

Total:	1,932	$408,046,480.48	100.00%